Financial instruments - fair values and risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments - fair values and risk management

19	Financial instruments - fair values and risk management
For financial assets and liabilities measured at fair value on a recurring basis, fair value is the price the Group would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.
Fair values
Fair values vs carrying amounts
The following are the fair values and carrying amounts of financial assets and liabilities in the Consolidated Statement of Financial Position:

	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	2022	2022	2021	2021
	€ '000s	€ '000s	€ '000s	€ '000s
Assets
Loans receivable	25,524	25,524	25,516	25,516
Trade and other receivables	75,700	75,700	119,841	119,841
Regulatory deposits	11,809	11,809	8,594	8,594
Restricted cash	148,240	148,240	60,296	60,296
Cash and cash equivalents	254,778	254,778	293,798	293,798
Financial assets
Investments in non-listed equity instruments	1,781	1,781	1,686	1,686
Total	517,832	517,832	509,731	509,731

Liabilities
Derivative financial instruments	15,129	15,129	—	—
Trade and other payables	129,074	129,074	134,930	134,930
Lease liabilities	17,259	17,259	16,249	16,249
Deferred consideration	—	—	13,200	13,200
Interest-bearing loans and borrowings	1,203	1,203	3,772	3,772
Customer liabilities (at fair value through profit/loss)	50,246	50,246	51,959	51,959
Total	212,911	212,911	220,110	220,110

Net	304,921	304,921	289,621	289,621

19	Financial instruments - fair values and risk management (continued)
Fair value hierarchy
The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure the fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.
Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques:
•Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities;
•Level 2: inputs for the asset or liability that are based on observable market data (i.e. observable inputs); and
•Level 3: inputs for the asset or liability that are not based on observable market data (i.e. unobservable inputs).
Basis for determining fair value though profit and loss
The following are the significant methods and assumptions used to estimate the fair values for the financial instruments above.
Financial instruments carried at amortized cost
All financial instruments measured at amortized cost approximate their fair value because the EIR is not materially different to the applicable market rates during the term of these instruments.
Loans receivable
The Group entered into a loan agreement with Apricot Investments Limited (‘Apricot’) on November 14, 2022 to loan funds to be used exclusively in the development of a sportsbook gaming system. The Group will loan Apricot a maximum of €43 million to be paid in five installments from November 15, 2022 until March 15, 2023. The term of the loan is 5 years and is to be repaid in full on or by November 14, 2027. The interest rate on the loan is 1% above the Bank of England rate per annum, payable annually in arrears in each year of the term. On December 31, 2022 the closing balance of the loan was €18.3 million (2021: nil). The Group has other external loans receivable of €7.2 million. In addition, the Company issued loans of €22.0 million in the year ended December 31, 2022
Financial instruments carried at fair value through other comprehensive income
Investments in non-listed equity instruments
On 17 May 2021, Merryvale Limited purchased preference shares in Beryllium Ventures Pte. Ltd for which the Group holds a non-controlling interest. These investments were irrevocably designated at fair value through OCI as the Group considers this investment to be strategic in nature. The fair value of the investment is recognized at the fair value of the transaction price as the transaction is between entities that are unrelated. Any movement in the fair value of the investment between the date of acquisition and year end is immaterial.
Financial instruments carried at fair value through profit and loss
Derivative financial instruments (Level 3)
Customer Liabilities
Customer liabilities are fair valued as at year end to reflect the movement in odds between the date a bet was placed and the odds as at year end.
Funding and option arrangements
The Group entered into three separate funding and option arrangements with Bellerive Capital Limited (“BCL”) under which the Group provided a funding contribution for the sole purpose of BCL acquiring a 100% interest in Digiprocessing, Richhill (previous parent company of Raichu), and Haber respectively. Per the agreement, any proceeds received by BCL from the investment entities in excess of the initial contributions shall be allocated between the Group and BCL after deduction of any relevant expenses incurred by BCL. As part of this allocation, the Group earned €4.1 million during the year ended December 31, 2022 (2021: €15.8 million) which were proceeds received in excess of the initial funding contribution. This has been recognized as other income in the Consolidated statements of Profit or Loss and Other Comprehensive Income. During the year ended December 31, 2022 cash proceeds of €17.1 million was received in relation to these funding and option arrangements (2021: €2.8 million).

19	Financial instruments - fair values and risk management (continued)
Option to sell B2B Division of DGC
The Group has entered into an option agreement with Mahigaming LLC (‘Mahi’), an entity nominated by Games Global, in which it grants a call option (‘B2B Option’) to Mahi to purchase the B2B Division of DGC for $2.5 million ("Option Consideration"), adjusted for revenues earned and operating expenses incurred by the B2B Division. The Mahi Option was initially set to expire on April 07, 2023 and will lapse automatically if it is not exercised. Prior to December 31, 2022, the Option Consideration was increased to $10 million and the expiration date extended to June 30, 2024.
Mahi’s rights to exercise the B2B Option are conditional to the completion of following events:
•Completion of the acquisition of the entire issued capital of DGC by the Group;
•Mahi (or one of its nominees) having received all gaming approvals necessary for Mahi to acquire and operate the B2B Division in accordance with the applicable gaming laws.
As discussed in note 26, the first condition was met in January, 2023 when the Group completed the acquisition of DGC. Mahi’s regulatory approvals are ongoing and were not obtained by the date the financial statements were authorized for issue. Management expects that the exercise of the B2B Option will not happen within 12 months, as the remaining gaming approvals are likely to take more time to be satisfied. Therefore, the B2B Option was classified as a non-current liability on the Consolidated Statement of Financial Position.
Upon the initial recognition of the B2B Option, the Group recognized a financial liability for the transaction price of $100 relating to the amount received to enter into the option agreement.
In determining the fair value of the B2B Option as at December 31, 2022, the Group applied a valuation technique that takes into accounting the likelihood of occurrence of each event outlined above, based on the Group and its legal counsel assessment of the probability of both conditions being met at each valuation date. This approach allows for a two-step process, which incorporates uncertainty around the satisfaction or not of each condition and the underlying B2B Division business risks using a Black Scholes model. The volatility was based on historical volatility of a group of comparable companies with a look back period equal to the time to expiry of the option at each valuation date. The B2B Option was categorized as a Level 3 instrument under the fair value hierarchy due to the non-observable inputs used in the valuation.
The fair value of the option liability as at December 31, 2022 is €15.1 million (2021: nil) and is recognized in the derivative financial instruments line within the liabilities of the Consolidated Statements of Financial Position. The change in fair value is recognized in the change in fair value of option line within the Consolidated Statement of Profit or Loss, net of the €21.4 million gain on Verno option discussed in note 4. The key valuation assumptions as at December 31, 2022 are as follows:

Exercise price ($m)	3.2
Volatility	59.17%
Time to expiration (years)	1.5
Risk-free rate	4.57%
Probability of conditions being met	58%

19	Financial instruments - fair values and risk management (continued)
Analysis of loans and borrowings for the year ended December 31, 2022
Financial instruments carried at amortized cost
Interest-bearing loans and borrowings
At Amortized cost

	2022 € '000s	2021 € '000s
Current interest-bearing loans and borrowings
Financial institution loan (ZAR 1.25% interest)	—	1,537
Financial institution loan (ZAR 15% interest)	1,073	1,318
Other loans (NGN 0%)	122	126
Other loans (EUR 0%)	8	27
Total current interest-bearing loans and borrowings	1,203	3,008

Non-current interest-bearing loans and borrowings
Financial institution loan (ZAR 1.25% interest)	—	764
Total non-current interest-bearing loans and borrowings	—	764

Analysis of loans and borrowings for the year ended December 31, 2022

Facility	Maturity	Interest rate	Currency	Facility amount € '000s
Financial institution loan	On demand	15.00%	ZAR	R75,032
Other loans	On demand	0.00%	EUR	Unspecified
Other loans	On demand	0.00%	NGN	Unspecified

Analysis of loans and borrowings for the year ended December 31, 2021

Facility	Maturity	Interest rate	Currency	Facility amount € '000s
Financial institution loan	June 15, 2022	15.00%	ZAR	R75,032
Financial institution loan	August 31, 2023	1.25%	ZAR	R49,944
Other loans	On demand	0.00%	EUR	Unspecified
Other loans	On demand	0.00%	NGN	Unspecified

19	Financial instruments - fair values and risk management (continued)
Financial risk management
The Group’s activities expose it to a variety of financial risks, namely, market risk, liquidity risk and credit risk. The Group’s senior management oversees the management of these risks. The Group’s senior management ensures that the Group’s financial risk activities are governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with the Group’s policies and risk objectives. The Group reviews and agrees on policies for managing each of these risks which are described below.
Market risk
Market risk relates to the risk that changes in prices, including sports betting prices/odds, foreign currency exchange rates and interest rates, will impact the Group’s income or the value of its financial instruments. Market risk management has the function of managing and controlling the Group’s exposure to market risk to within acceptable limits, while at the same time, ensuring that returns are optimized.
The management of market risk is performed under the supervision of the Group’s senior management and according to the guidance approved by them.
Sports betting prices/odds
Managing the risks associated with the sportsbook bets is a fundamental part of the Group’s business. Group senior management has the responsibility for the compilation of bookmaking odds and for sportsbook risk management as well as responsibility for the creation and pricing of all betting markets, and the trading of those markets through their lives.
A mix of traditional bookmaking approaches married with risk management techniques from other industries is applied, and extensive use is made of mathematical models and information technology. The Group has set predefined limits for the acceptance of sportsbook bet risks. Stake and loss limits are set by reference to individual sports, events and bet types. These limits are subject to formal approval by senior management.
Cash and cash equivalents
Cash and cash equivalents comprise of:

	2022 € '000s	2021 € '000s
Cash-in-transit	38,087	35,525
Processor bank balances	47,335	41,696
Bank balances	169,356	216,577
	254,778	293,798
We maintain cash and cash equivalents with major financial institutions. Our cash and cash equivalents consist of bank deposits held with banks that, at times, exceed federally or locally insured limits.

19	Financial instruments - fair values and risk management (continued)
Liquidity risk
Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure that; as far as possible, it will have sufficient liquidity to meet its liabilities when they become due.
Cash flow forecasting is performed in the operating entities of the Group on a monthly basis and then aggregated by Group Finance which closely monitors the actual status per company and the rolling forecast of the Group’s liquidity.
Customer funds are kept in dedicated accounts, separately from the Group’s operational bank accounts in order to ensure that their liability is met. The following table shows the cash flows for financial liabilities.

	Carrying Amount € '000s	Contractual cashflows € '000s	less than1 year € '000s	1 - 2 years € '000s	3 - 5 years € '000s	Over 5 years € '000s
At December 31, 2022
Liabilities
Trade payables	63,735	63,735	63,735	—	—	—
Accruals	63,465	63,465	63,465	—	—	—
Other payables	1,874	1,874	1,874	—	—	—
Customer liabilities (at fair value through profit/loss)	50,246	50,246	50,246	—	—	—
Lease liabilities	17,259	22,616	7,536	7,375	7,586	119
Derivative financial instruments	15,129	15,129	—	15,129	—	—
Interest-bearing loans and borrowings - principal	661	661	661	—	—	—
Interest-bearing loans and borrowings - interest	542	542	542	—	—	—
Total	212,911	218,268	188,059	22,504	7,586	119

At December 31, 2021
Liabilities
Trade payables	77,651	77,651	77,651	—	—	—
Accruals	57,279	57,279	57,279	—	—	—
Other payables	1,106	1,106	1,106	—	—	—
Customer liabilities (at fair value through profit/loss)	51,959	51,959	51,959	—	—	—
Lease liabilities	16,249	19,236	5,746	5,422	7,914	154
Deferred consideration	13,200	13,200	13,200	—	—	—
Interest-bearing loans and borrowings - principal	3,327	3,327	2,563	764	—	—
Interest-bearing loans and borrowings - interest	445	560	556	4	—	—
Total	221,216	224,318	210,060	6,190	7,914	154

19	Financial instruments - fair values and risk management (continued)
Changes in liabilities arising from financing activities

	Interest-bearing loans and borrowings and deferred consideration € '000s	Lease liabilities € '000s	Total € '000s
At January 1, 2020	217,365	9,893	227,258
Cash inflows	7,142	—	7,142
Cash outflows	(15,779)	(2,645)	(18,424)
Loans novated	29,844	—	29,844
Deferred consideration paid	(66,027)	—	(66,027)
Effects of movements in exchange rates	(1,945)	128	(1,817)
New leases	—	196	196
Increase in deferred consideration	25,600	—	25,600
Arising from business combinations	6,306	815	7,121
Interest	10,306	685	10,991
At December 31, 2020	212,812	9,072	221,884
Cash inflows	—	—	—
Cash outflows	(24,641)	(3,413)	(28,054)
Deferred consideration paid	(4,050)	—	(4,050)
Effects of movements in exchange rates	4,124	527	4,651
Disposals	—	(347)	(347)
New leases	—	1,311	1,311
Other	25	—	25
Increase in deferred consideration	15,161	—	15,161
Loans novated - share subscription	(202,625)	—	(202,625)
Arising from business combinations	10,741	8,602	19,343
Liabilities assumed on business combination	2,881	—	2,881
Loans novated	(12)	—	(12)
Loans waived	(2,808)	—	(2,808)
Interest	5,364	497	5,861
At December 31, 2021	16,972	16,249	33,221
Cash outflows	(26,679)	(8,222)	(34,901)
Loans assumed in connection with the shares repurchased (See note 17.1)	222,345	—	222,345
Payments related to the repurchased shares (See note 17.1)	(224,322)	—	(224,322)
Deferred consideration paid	(13,200)	—	(13,200)
Effects of movements in exchange rates	1,875	(305)	1,570
Disposals	—	(112)	(112)
New leases	—	8,024	8,024
Arising as a result of merger	671	—	671
Arising from business combinations	23,445	—	23,445
Liabilities assumed on business combination	—	671	671
Interest	96	955	1,051
At December 31, 2022	1,203	17,260	18,463

19	Financial instruments - fair values and risk management (continued)
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Group is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments.
Credit risk also arises where cash and cash equivalents and restricted cash are deposited with banks or financial institutions. It is the Group’s policy to deposit funds only with reputable institutions with an acceptable credit rating, and to keep the position under review. Management do not consider there to be a concentration of credit risk within the Group as the amounts receivable at year end are spread across a number of 3rd party supplier across multiple locations.
The Group applies the IFRS 9, ‘Financial Instruments,’ simplified approach for trade and other receivables that do not contain a significant financing component and those that are recognized under IFRS 15, ‘Revenue from Contracts with Customers.’
The Group’s sports betting and online casino business are predominantly cash businesses where there is a requirement for the customer to pay in advance of entering into a transaction. These payments are collected through payment service providers. The Group does not grant credit to customers.
As such, the majority of the Group’s outstanding receivables balance is with 68 payment service providers (PSPs), some of which are global brands, and others are smaller and country specific. The Group considers these PSPs as financial institutions that have high credibility in the market and strong payment profiles.
The Group monitors trade and other receivables based on credit risk characteristics and aging of the receivables.
This is accomplished through weekly cash flow meetings where inflows from PSPs are reviewed, and on a monthly basis a ‘PSP aging report’ is assessed. This enables management to identify any settlements outstanding for more than a month and will then be raised for consideration of write offs. Management also considers current and forward-looking information based on publicly available information affecting the ability of the debtors to settle receivables, for example, news of a PSP declaring bankruptcy, experiencing fraud or financial difficulties, etc. Historically, write offs have been rare and immaterial, with the exception of specific one-off events.
In relation to regulatory deposits, cash and cash equivalents and loans receivable, the credit risk is low and any required provision would be non-existent or immaterial.
Restricted cash related to Digital Gaming Corporation
The Group has provided a financial guarantee on a loan facility extended by Standard Bank to DGC initially set at $50 million on April 9, 2021. This amount was subsequently increased via amendments to the facility agreement to $150 million. The actual amounts drawn down on this facility by DGC were $84.4 million (€79.3 million) in the year ended December 31, 2022 and $46.2 million (€40.8 million) in the year ended December 31, 2021.
As of December 31, 2022, the total draws on this facility amounted to $130.6 million (€121.7 million), which is the maximum credit risk exposure of the Group in the event of DGC failing to repay the loan and has been set aside within restricted cash as required by the lender.
As discussed in note 26, the Group exercised the option to acquire DGC in January 2023. The Group extended the facility to DGC in order to facilitate DGC obtaining various licenses in the USA. The provision of the facility is advantageous to the future business and the Group does not consider the guarantee to be a risk to the Group. The remaining balance of restricted cash held of €26.6 million as at December 31, 2022 (2021: €19.5 million), relates to cash held to cover monies owed to customers, as discussed in note 2.9.

19	Financial instruments - fair values and risk management (continued)
Foreign currency risk
Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in exchange rates. Foreign exchange risk arises from future commercial transactions and recognized financial assets and liabilities. Some of the Group’s subsidiaries operate in local currencies, primarily GBP, GHS, NGN, CAD, ZAR. Exchange rates are monitored by Group Finance on a monthly basis to ensure that adequate measures are taken if fluctuations increase.
Effect of a quantitative change of foreign currency exchange rates of the Euro against the exposed currencies on the Group’s monetary financial assets and liabilities is not material.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of change in market interest rates.
The Group is mainly exposed to borrowings interest rate risk. The interest rate on borrowings is based on the variable and fixed interest rates disclosed in the analysis of financial institution loans table included in this note.
The Group monitors its treasury at least monthly and seeks to obtain a commercial rate of return from AA or above rated institutions whilst not impacting on cash flow.